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                        Supplement dated July 30, 1997
                        to Prospectus Dated May 1, 1997
                                      for
               THE ENSEMBLE II VARIABLE UNIVERSAL LIFE INSURANCE
                                   ISSUED BY
                           CHUBB SEPARATE ACCOUNT A
                                      of
                    CHUBB LIFE INSURANCE COMPANY OF AMERICA

This supplement updates certain information contained in the prospectus and, to the extent inconsistent, it supersedes it. You should attach this supplement to the prospectus and retain it with the prospectus for future reference. You may obtain an additional copy of the prospectus, free of charge, by writing or calling Chubb Life Insurance Company of America ("Chubb Life") at the address or telephone number set forth below.

The purpose of this supplement is to notify you of a proposal to substitute shares of the Oppenheimer Bond Fund for shares of the Bond Portfolio of Chubb America Fund, Inc. ("CAF") (the "Substitution"). On July 21, 1997, Chubb Life filed an application with the Securities and Exchange Commission (the "Commission") requesting an order approving the Substitution. Upon obtaining the order from the Commission approving the Substitution, and subject to any prior approval by applicable insurance authorities, Chubb Life and Chubb Separate Account A propose to effect the Substitution as soon as is practicable.

Chubb Life has proposed the Substitution of the Oppenheimer Bond Fund for the Bond Portfolio of CAF due to the recent sale of Chubb Life to Jefferson-Pilot Corporation. The former owner of Chubb Life and Jefferson-Pilot Corporation have determined that Chubb Asset Managers, Inc., the current sub-adviser for the Bond Portfolio and a former affiliate of Chubb Life, will no longer be available to act as sub-adviser for the Bond Portfolio.

Policyowners will receive a Notice within five (5) days after the Substitution that the Substitution has taken place. For a period of thirty-one (31) days from the mailing of the Notice, policyowners may transfer all assets, as substituted, to any other available Division without limitation or charge and without any such transfer counting as one of the limited number of transfers permitted in a contract year free of charge. After such thirty-one (31) day period, any transfers will be subject to the restrictions described in the prospectus. You may obtain a prospectus by writing or calling Chubb Life at the address or telephone number set out below.

                    Chubb Life Insurance Company of America
                               One Granite Place
                         Concord, New Hampshire 03301
                        (800) 258-3468, Extension 7719